UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 8, 2026
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001734103

Benchmark 2018-B3 Commercial Mortgage Trust

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

German American Capital Corporation

(Central Index Key Number: 0001541294)

JPMorgan Chase Bank, National Association

(Central Index Key Number: 0000835271)

Citi Real Estate Funding Inc.

(Central Index Key Number: 0001701238)

(Exact name of sponsors as specified in its charter)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-207132-17 (Commission File Number of the issuing entity)	82-5155939 82-5171433 82-7066608 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street, 14th Floor

New York, New York

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5614

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The Twelve Oaks Mall mortgage loan, an asset of Benchmark 2018-B3 Commercial Mortgage Trust (the "Issuing Entity"), is being serviced pursuant to the pooling and servicing agreement, dated as of March 1, 2018 (the "GSMS 2018-GS9 PSA"), by and among GS Mortgage Securities Corporation II, as depositor, Trimont LLC (as succesor to Wells Fargo Bank, National Association), as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, which governs the issuance of the GS Mortgage Securities Trust 2018-GS9, Commercial Mortgage Pass-Through Certificates, Series 2018-GS9. The GSMS 2018-GS9 PSA was filed as Exhibit 4.4 to the Current Report on Form 8-K with respect to the Issuing Entity, dated April 10, 2018, under Commission File No. 333-207132-17.

Effective as of January 8, 2026, the directing holder with respect to the Twelve Oaks Mall whole loan under the GSMS 2018-GS9 PSA, has removed Rialto Capital Advisors, LLC as special servicer with respect to the Twelve Oaks Mall whole loan under the GSMS 2018-GS9 PSA, and has appointed Torchlight Loan Services, LLC to act as successor special servicer with respect to the Twelve Oaks Mall whole loan under the GSMS 2018-GS9 PSA. A copy of the related Acknowledgment of Replacement Special Servicer dated January 8, 2026 is attached hereto as Exhibit 20.1.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1		Acknowledgment of Replacement Special Servicer dated January 8, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: January 8, 2026